UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-09092

First Eagle Variable Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, New York		10105
(Address of principal executive offices)		(Zip code)

Suzan J. Afifi First Eagle Variable Funds 1345 Avenue of the Americas New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 632-2700

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2015

Item 1. Schedule of Investments. — The schedule of investments for the nine-month period ended September 30, 2015, is filed herewith.

FIRST EAGLE

Overseas Variable Fund

Schedule of Investments • Period Ended September 30, 2015 (unaudited)

SHARES	DESCRIPTION	COST	VALUE

Common Stocks — 76.83%

International Common Stocks — 76.63%

Australia 0.86%
453,417	Newcrest Mining Limited (a)	$9,288,780	$4,041,819

Austria 0.62%
165,651	Wienerberger AG	2,202,258	2,910,672

Belgium 1.19%
50,463	Groupe Bruxelles Lambert SA	4,316,694	3,801,071
16,497	Sofina SA	1,625,340	1,834,710
		5,942,034	5,635,781
Bermuda 1.71%
101,380	Jardine Matheson Holdings Limited	3,612,558	4,790,205
225,982	Hiscox Limited	2,720,544	3,220,266
2,400	Jardine Strategic Holdings Limited	64,712	64,416
		6,397,814	8,074,887
Canada 4.82%
329,571	Cenovus Energy, Inc.	8,388,195	4,996,296
214,427	Potash Corporation of Saskatchewan, Inc.	7,913,190	4,406,475
211,185	Canadian Natural Resources Limited	6,005,635	4,112,925
117,245	Agnico-Eagle Mines Limited	3,747,622	2,972,198
224,212	Goldcorp, Inc.	6,522,557	2,807,134
37,569	Franco-Nevada Corporation	1,603,140	1,655,626
148,543	Barrick Gold Corporation	1,678,099	944,733
64,075	EnCana Corporation	1,214,706	412,643
10,349	Suncor Energy, Inc.	270,005	276,775
3,755	Imperial Oil Limited	116,226	118,967
47,774	Penn West Petroleum Limited	483,314	21,508
		37,942,689	22,725,280
Chile 0.69%
147,065	Cia Cervecerias Unidas SA, ADR	3,134,363	3,257,490

Denmark 0.54%
77,277	ISS A/S	2,583,329	2,563,421

France 12.79%
126,496	Danone SA	8,653,834	7,974,774
216,031	Bouygues SA	7,382,525	7,659,398
68,001	Sanofi	4,919,764	6,450,306
206,480	Carrefour SA	4,872,444	6,100,254

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE  FUNDS • QUARTERLY NQ REPORT • September 30, 2015

SHARES	DESCRIPTION	COST	VALUE

International Common Stocks — 76.63% — (continued)

France 12.79% — (continued)
125,873	Cie de Saint-Gobain	$5,321,435	$5,444,579
108,562	Total SA	5,180,279	4,876,547
89,562	Numericable-SFR SAS (a)	3,007,359	4,131,160
36,142	Sodexo SA	1,145,848	2,988,494
204,938	Rexel SA	3,179,053	2,514,394
26,656	Laurent-Perrier (b)	1,881,176	2,300,029
8,944	Robertet SA (b)	595,461	2,238,661
18,003	Wendel SA	464,635	2,106,202
31,638	Legrand SA	1,059,244	1,676,936
20,296	Société Foncière Financière et de Participations (b)	1,772,255	1,373,878
8,655	BioMerieux	671,299	935,485
35,157	Neopost SA	2,636,657	914,541
9,248	Gaumont SA (b)	795,291	488,268
8,490	Sabeton SA (b)	95,804	132,814
		53,634,363	60,306,720
Germany 3.56%
120,120	HeidelbergCement AG	6,491,447	8,222,442
197,685	Deutsche Wohnen AG	1,644,951	5,276,033
139,236	Hamburger Hafen und Logistik AG	4,525,914	2,266,055
14,115	Fraport AG	526,765	870,462
1,956	Daimler AG	155,693	141,738
		13,344,770	16,776,730
Greece 0.41%
221,902	Jumbo SA	1,254,926	1,946,433

Hong Kong 2.93%
1,163,500	Hopewell Holdings Limited	3,921,685	3,948,368
255,670	Guoco Group Limited (b)	2,989,342	2,936,063
1,110,018	Hang Lung Properties Limited	3,344,094	2,486,424
820,612	Great Eagle Holdings Limited	2,761,493	2,435,349
481,300	Hysan Development Company Limited	2,233,008	2,002,816
54,785	Hopewell Highway Infrastructure Limited	26,554	27,286
		15,276,176	13,836,306
Ireland 1.06%
189,535	CRH PLC	3,302,599	4,991,777

Israel 0.35%
324,726	Israel Chemicals Limited	3,193,106	1,670,419

Italy 1.34%
252,542	Italcementi S.p.A.	2,373,691	2,797,917
72,251	Recordati S.p.A.	478,787	1,665,527
38,463	Italmobiliare S.p.A. RSP	1,866,214	1,065,868
19,032	Italmobiliare S.p.A.	1,370,457	811,311
		6,089,149	6,340,623

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE  FUNDS • QUARTERLY NQ REPORT • September 30, 2015

SHARES	DESCRIPTION	COST	VALUE

International Common Stocks — 76.63% — (continued)

Japan 21.50%
480,300	KDDI Corporation	$5,416,919	$10,677,782
163,860	Secom Company Limited	6,931,742	9,792,126
57,880	Fanuc Corporation	4,954,792	8,836,512
282,200	Sompo Japan Nipponkoa Holdings, Inc.	6,928,075	8,129,731
16,010	Keyence Corporation	2,659,803	7,099,837
208,460	Hoya Corporation	4,655,686	6,782,140
29,060	SMC Corporation	3,185,553	6,311,493
486,600	Astellas Pharma, Inc.	3,698,973	6,266,803
43,960	Shimano, Inc.	549,406	6,134,209
189,400	MS&AD Insurance Group Holdings, Inc.	4,661,064	5,041,089
41,900	Hirose Electric Company Limited	3,916,751	4,530,013
221,660	Mitsubishi Estate Company Limited	3,463,775	4,500,087
79,230	Daiichikosho Company Limited	1,746,728	2,796,975
59,000	Nissin Foods Holdings Company Limited	2,051,697	2,700,038
166,980	Kansai Paint Company Limited	1,169,034	2,257,671
21,394	SK Kaken Company Limited (b)	549,505	2,084,740
65,780	As One Corporation (b)	1,214,593	1,998,650
83,148	Chofu Seisakusho Company Limited (b)	1,241,250	1,610,769
46,294	Secom Joshinetsu Company Limited	822,604	1,315,905
94,500	T. Hasegawa Company Limited (b)	1,343,868	1,223,344
61,010	Nagaileben Company Limited	507,708	1,123,929
4,300	Shin-Etsu Chemical Company Limited	223,211	219,185
		61,892,737	101,433,028
Mexico 2.61%
333,168	Grupo Televisa S.A.B., ADR	6,348,605	8,669,031
236,759	Fresnillo PLC	2,898,500	2,118,499
110,926	Industrias Peñoles S.A.B. de C.V.	706,171	1,517,146
		9,953,276	12,304,676
Norway 0.71%
449,266	Orkla ASA	3,144,409	3,329,968

Russia 0.27%
311,270	Gazprom PAO, ADR	2,067,655	1,251,305

Singapore 1.80%
1,053,813	Haw Par Corporation Limited (b)	2,392,026	6,020,519
1,229,610	ComfortDelGro Corporation Limited	1,382,582	2,479,871
		3,774,608	8,500,390
South Africa 0.41%
135,162	AngloGold Ashanti Limited, ADR (a)	1,981,709	1,106,977
319,124	Gold Fields Limited, ADR	3,329,910	848,870
		5,311,619	1,955,847
South Korea 4.18%
83,119	KT&G Corporation	4,532,836	7,818,922
108,547	Kia Motors Corporation	5,290,886	4,908,563

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE  FUNDS • QUARTERLY NQ REPORT • September 30, 2015

SHARES	DESCRIPTION	COST	VALUE

International Common Stocks — 76.63% — (continued)

South Korea 4.18% — (continued)
9,061	Nong Shim Company Limited	$1,639,235	$2,797,879
1,496	Lotte Confectionery Company Limited	968,031	2,775,419
44,473	Fursys, Inc. (b)	1,014,215	1,407,017
		13,445,203	19,707,800
Sweden 1.33%
169,001	Investor AB, Class ‘A’ (b)	3,225,834	5,609,171
18,911	Investor AB, Class ‘B’	476,029	648,671
		3,701,863	6,257,842
Switzerland 3.57%
122,036	Nestlé SA	3,985,511	9,172,109
118,758	Pargesa Holding SA	6,707,780	6,963,903
4,767	Rieter Holding AG	576,814	704,827
		11,270,105	16,840,839
Taiwan 0.07%
15,200	Taiwan Semiconductor Manufacturing Company Limited, ADR	302,781	315,400

Thailand 1.15%
811,105	Bangkok Bank PCL, NVDR	3,118,022	3,575,611
3,829,592	Thai Beverage PCL	633,902	1,843,414
		3,751,924	5,419,025
Turkey 0.20%
179,058	Yazicilar Holding AS	1,212,509	958,811

United Kingdom 5.96%
138,480	Berkeley Group Holdings PLC	1,984,621	6,996,817
103,663	Liberty Global PLC, Series ‘C’ (a)	4,145,380	4,252,256
9,665	Liberty Global PLC, Series ‘A’ (a)	396,997	415,015
4,459	Liberty Global PLC LiLAC, Series ‘C’ (a)	180,889	152,676
483	Liberty Global PLC LiLAC, Series ‘A’ (a)	16,641	16,272
73,757	British American Tobacco PLC	3,936,494	4,064,709
193,285	GlaxoSmithKline PLC	3,727,153	3,701,680
130,043	Diageo PLC	3,553,991	3,482,972
66,355	Willis Group Holdings PLC	2,679,996	2,718,564
694,649	WM Morrison Supermarkets PLC	2,887,186	1,745,429
65,529	Anglo American PLC	1,905,916	546,101
		25,415,264	28,092,491
Total International Common Stocks		308,830,309	361,445,780

U.S. Common Stock — 0.20%

Materials 0.20%
19,834	Royal Gold, Inc.	1,215,384	931,802
Total Common Stocks		310,045,693	362,377,582

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE  FUNDS • QUARTERLY NQ REPORT • September 30, 2015

OUNCES	DESCRIPTION	COST	VALUE

Commodity — 5.67%
23,951	Gold bullion (a)	$23,685,716	$26,733,149

PRINCIPAL

International Bonds — 2.15%

International Government Bonds — 2.15%

Australia 0.26%
1,645,000 AUD	Australia Government Bond 6.00% due 02/15/17 (c)	1,274,822	1,218,981

Britain 0.27%
824,000 GBP	United Kingdom Gilt 1.00% due 09/07/17 (c)	1,281,100	1,256,889

Canada 0.16%
998,000 CAD	Canadian Government Bond 1.25% due 08/01/17	773,047	757,657

Mexico 0.41%
20,370,000 MXN	Mexican Bonos 4.75% due 06/14/18	1,389,703	1,210,932
12,564,600 MXN	Mexican Bonos 5.00% due 12/11/19	921,560	739,181
		2,311,263	1,950,113
Singapore 1.05%
3,329,000 SGD	Singapore Government Bond 0.50% due 04/01/18	2,518,654	2,284,367
1,813,000 SGD	Singapore Government Bond 2.375% due 04/01/17	1,496,613	1,294,842
1,882,000 SGD	Singapore Government Bond 3.25% due 09/01/20	1,471,297	1,400,540
		5,486,564	4,979,749
Total International Government Bonds		11,126,796	10,163,389
Total International Bonds		11,126,796	10,163,389

Commercial Paper — 15.50%

International Commercial Paper — 8.79%

Italy 4.35%
20,536,000 USD	Eni S.p.A. 0.30% due 10/01/15	20,536,000	20,535,860
Japan 2.28%
10,741,000 USD	Hitachi Limited 0.33% due 10/01/15	10,741,000	10,740,927
Switzerland 2.16%
5,130,000 USD	Nestlé SA 0.11% due 10/08/15	5,129,890	5,129,878
2,014,000 USD	Roche Holdings, Inc. 0.09% due 10/08/15	2,013,965	2,013,948

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE  FUNDS • QUARTERLY NQ REPORT • September 30, 2015

International Commercial Paper — 8.79% — (continued)

Switzerland 2.16% — (continued)
3,018,000 USD	Roche Holdings, Inc. 0.10% due 10/13/15	3,017,899	3,017,875
Total International Commercial Paper		41,438,754	41,438,488

PRINCIPAL	DESCRIPTION	COST	VALUE

U.S. Commercial Paper — 6.71%
$3,320,000	Abbott Laboratories 0.18% due 11/02/15	$3,319,469	$3,319,784
3,222,000	Apple, Inc. 0.09% due 10/13/15	3,221,903	3,221,866
2,014,000	Caterpillar Financial Services Company 0.10% due 10/16/15	2,013,916	2,013,895
2,014,000	Coca-Cola Company 0.17% due 10/23/15	2,013,791	2,013,888
4,527,000	PepsiCo, Inc. 0.10% due 10/02/15	4,526,988	4,526,987
14,551,000	United Healthcare Company 0.22% due 10/01/15	14,551,000	14,550,913
2,014,000	United Healthcare Company 0.43% due 10/09/15	2,013,812	2,013,892
Total U.S. Commercial Paper		31,660,879	31,661,225
Total Commercial Paper		73,099,633	73,099,713
Total Investments — 100.15%		$417,957,838	472,373,833
Liabilities in Excess of Other Assets — (0.15)%			(704,630)
Net Assets — 100.00%			$471,669,203

(a)	Non-income producing security/commodity.
(b)	Security is deemed illiquid. At September 30, 2015, the value of these securities amounted to $29,423,923 or 6.24% of net assets.
(c)

Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

At September 30, 2015, cost is substantially identical for both book and federal income tax purposes. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$95,763,175
Gross unrealized depreciation	(41,347,180)
Net unrealized appreciation	$54,415,995

Abbreviations used in this schedule include:

ADR	—	American Depositary Receipt
NVDR	—	Non-Voting Depository Receipt
PCL	—	Public Company Limited
PLC	—	Public Limited Company
RSP	—	Represents Savings Shares

Currencies

AUD	—	Australian Dollar
CAD	—	Canadian Dollar
GBP	—	British Pound
MXN	—	Mexican Peso
SGD	—	Singapore Dollar
USD	—	United States Dollar

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE  FUNDS • QUARTERLY NQ REPORT • September 30, 2015

Foreign Currency Exchange Contracts - Sales

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT SEPTEMBER 30, 2015	UNREALIZED APPRECIATION AT SEPTEMBER 30, 2015	UNREALIZED DEPRECIATION AT SEPTEMBER 30, 2015
10/21/15	745,000	British Pound	$1,161,164	$1,126,894	$34,270	$—
11/18/15	765,000	British Pound	1,181,833	1,156,983	24,850	—
10/21/15	1,429,000	Euro	1,588,321	1,597,214	—	(8,893)
11/18/15	1,625,000	Euro	1,812,038	1,817,096	—	(5,058)
12/16/15	1,313,000	Euro	1,481,788	1,469,013	12,775	—
10/21/15	273,917,000	Japanese Yen	2,206,712	2,283,815	—	(77,103)
11/18/15	389,566,000	Japanese Yen	3,231,277	3,249,167	—	(17,890)
			$12,663,133	$12,700,182	$71,895	$(108,944)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
International Common Stocks
Consumer Discretionary	9.66%
Consumer Staples	12.61
Energy	3.41
Financials	13.70
Health Care	7.42
Industrials	14.12
Information Technology	2.73
Materials	10.72
Telecommunication Services	2.26
Total International Common Stocks	76.63
U.S. Common Stock
Materials	0.20
Total U.S. Common Stock	0.20
Commodity	5.67
International Government Bonds
Government Issues	2.15
Total International Government Bonds	2.15
Commercial Paper
International Commercial Paper	8.79
U.S. Commercial Paper	6.71
Total Commercial Paper	15.50
Total Investments	100.15%

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE  FUNDS • QUARTERLY NQ REPORT • September 30, 2015

FIRST EAGLE OVERSEAS VARIABLE FUND

NOTES TO SCHEDULE OF INVESTMENTS (unaudited)

First Eagle Variable Funds (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the “Fund”). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non—U.S. companies.

First Eagle Investment Management, LLC (the “Adviser”), a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”), manages the Fund.

The following is a summary of significant accounting policies adhered to by the Fund. These accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security, other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ, in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price).

All bonds, whether listed on an exchange or traded in the over-the-counter market, for which market quotations are readily available are valued at the mean between the last bid and asked prices provided by an approved pricing service, or received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Broker-Dealers or pricing services use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term investments, maturing in sixty days or less, are valued at market price.

Commodities (such as physical metals) are valued at the spot price at the time trading on the NYSE closes (normally 4:00 p.m. E.S.T.).

Forward contracts are valued at the current cost of covering or offsetting such contracts at the time NYSE closes (normally 4:00 p.m. E.S.T.).

The 4:00 p.m. E.S.T. exchange rates are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees (“Board”). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of the Fund’s holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to a Fund’s holdings therefore may differ on occasion from reported market values.

The Fund has adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund as of 4:00 p.m. E.S.T.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Other significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, “securities”) held by the Fund shall be determined in good faith by or under the direction of the Board, generally acting through its designated Board Valuation Committee or the Valuation Committee (collectively, the “Committees”). The Committees’ responsibilities include making determinations regarding Level 3 fair value measurements and providing the results to the Board, in accordance with the Fund’s valuation policies.

It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement.

The following is a summary of the Fund’s inputs used to value the Fund’s investments as of September 30, 2015:

DESCRIPTION	LEVEL 1	LEVEL 2(a)	LEVEL 3	TOTAL
Assets:†
International Common Stocks	$361,445,780	$—	$—	$361,445,780
U.S. Common Stock	931,802	—	—	931,802
Commodity*	26,733,149	—	—	26,733,149
International Government Bonds	—	10,163,389	—	10,163,389
International Commercial Paper	—	41,438,488	—	41,438,488
U.S. Commercial Paper	—	31,661,225	—	31,661,225
Foreign Currency Contracts**	—	71,895	—	71,895
Total	$389,110,731	$83,334,997	$—	$472,445,728

Liabilities:
Foreign Currency Contracts**	$—	$108,944	$—	$108,944
Total	$—	$108,944	$—	$108,944

(a)

Transfers into/out of Level 2 represent value as of the beginning of the period. International common stocks valued at $300,481,186 were transferred from Level 2 to Level 1 during the nine-month period ended September 30, 2015. At December 31, 2014, these securities were valued based on fair value adjustment factors; at September 30, 2015, these securities were valued using quoted market prices in active markets. There were no transfers from Level 1 to Level 2 as of the nine-month period ended September 30, 2015.

†	See Schedule of Investments for additional detailed categorizations.
*	Represents gold bullion.
**	Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

Forward currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward currency contracts. The Fund enters into foreign exchanged contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund’s currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of the different countries that the Fund invests in and serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the Fund’s Schedule of Investments. Outstanding contracts at period end are indicative of the volume of activity during the period, proportionate to the net assets of the Fund.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

At September 30, 2015, the Fund had the following foreign forward currency contracts grouped into appropriate risk categories illustrated below:

			GAIN OR (LOSS) DERIVATIVE RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE	LIABILITY DERIVATIVE FAIR VALUE	REALIZED GAIN	CHANGE IN APPRECIATION
Foreign currency	$71,895	$108,944	$6,625,573	$(5,189,689)

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of September 30, 2015:

COUNTERPARTY	GROSS AMOUNTS OF ASSETS	DERIVATIVES AVAILABLE FOR OFFSET	COLLATERAL RECEIVED	NET AMOUNT (NOT LESS THAN $0)
BNY Mellon	$34,270	$(34,270)	$—	$0
Goldman Sachs Capital Markets LP	24,850	(22,948)	—	1,902
HSBC Bank USA	12,775	—	—	12,775
	$71,895	$(57,218)	$—	$14,677

COUNTERPARTY	GROSS AMOUNTS OF LIABILITIES	DERIVATIVES AVAILABLE FOR OFFSET	COLLATERAL PLEDGED	NET AMOUNT (NOT LESS THAN $0)
BNY Mellon	$85,996	$(34,270)	$—	$51,726
Goldman Sachs Capital Markets LP	22,948	(22,948)	—	0
	$108,944	$(57,218)	$—	$51,726

Subsequent Events — On July 20, 2015, the Adviser announced a definitive agreement under which a majority investment in the Adviser would be made by private equity funds managed by The Blackstone Group, LP and Corsair Capital LLC as well as clients of the two firms. The investment is being made through the Adviser’s holding company, Arnhold and S. Bleichroeder Holdings, Inc.

The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary fund and client consents and customary regulatory approvals.

Item 2. Controls and Procedures.

a)             The registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures as of the Evaluation Date.

b)             There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) Certifications of the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270.30a-2(a))are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Eagle Variable Funds
By	/s/ John P. Arnhold
John P. Arnhold, President

Date: Month Day, Year

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ John P. Arnhold
John P. Arnhold, Principal Executive Officer		Date: November 19, 2015

/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer		Date: November 19, 2015